SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  February 14, 2001
                                                          -----------------

                        COMMISSION FILE NUMBER 001-08495


 DELAWARE                   CONSTELLATION BRANDS, INC.             16-0716709
                               and its subsidiaries:
 NEW YORK                   BATAVIA WINE CELLARS, INC.             16-1222994
 NEW YORK                   CANANDAIGUA WINE COMPANY, INC.         16-1462887
 NEW YORK                   CANANDAIGUA EUROPE LIMITED             16-1195581
 ENGLAND AND WALES          CANANDAIGUA LIMITED                    98-0198402
 NEW YORK                   POLYPHENOLICS, INC.                    16-1546354
 NEW YORK                   ROBERTS TRADING CORP.                  16-0865491
 NETHERLANDS                CANANDAIGUA B.V.                       98-0205132
 DELAWARE                   FRANCISCAN VINEYARDS, INC.             94-2602962
 CALIFORNIA                 ALLBERRY, INC.                         68-0324763
 CALIFORNIA                 CLOUD PEAK CORPORATION                 68-0324762
 CALIFORNIA                 M.J. LEWIS CORP.                       94-3065450
 CALIFORNIA                 MT. VEEDER CORPORATION                 94-2862667
 DELAWARE                   BARTON INCORPORATED                    36-3500366
 DELAWARE                   BARTON BRANDS, LTD.                    36-3185921
 MARYLAND                   BARTON BEERS, LTD.                     36-2855879
 CONNECTICUT                BARTON BRANDS OF CALIFORNIA, INC.      06-1048198
 GEORGIA                    BARTON BRANDS OF GEORGIA, INC.         58-1215938
 ILLINOIS                   BARTON CANADA, LTD.                    36-4283446
 NEW YORK                   BARTON DISTILLERS IMPORT CORP.         13-1794441
 DELAWARE                   BARTON FINANCIAL CORPORATION           51-0311795
 WISCONSIN                  STEVENS POINT BEVERAGE CO.             39-0638900
 ILLINOIS                   MONARCH IMPORT COMPANY                 36-3539106
(State or other            (Exact name of registrant as         (I.R.S. Employer
 jurisdiction of            specified in its charter)            Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     Constellation Brands, Inc. released the following information on February 14, 2001:

      CONSTELLATION COMMENCES PUBLIC OFFERING OF ITS CLASS A COMMON STOCK

         HART-SCOTT-RODINO REGULATORY WAITING PERIOD TERMINATED ON THE
             ACQUISITION OF THE TURNER ROAD VINTNERS WINE BUSINESS

FAIRPORT, NEW YORK, FEBRUARY 14, 2001 - CONSTELLATION BRANDS, INC. (NYSE: STZ AND STZ.B) today announced that it intends to make a public offering of 1,700,000 shares of its Class A Common Stock. Constellation expects to use the net proceeds from the offering to finance a portion of the recently announced acquisition of the Turner Road Vintners wine business or to repay short-term indebtedness incurred to finance the acquisition. If the acquisition of the Turner Road business is not consummated, Constellation will use the net proceeds from the offering to repay outstanding indebtedness.

Constellation also announced today that it has received notification that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act has been terminated relative to its acquisition of the Turner Road business. Constellation continues to move forward with this acquisition, which includes the Vendange, Talus, Heritage, Nathanson Creek, La Terre and Farallon wine brands. The acquisition, which is subject to customary closing conditions, is expected to close in early March 2001.

A registration statement relating to the Class A Common Stock has been declared effective by the Securities and Exchange Commission. This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state, in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Copies of the registration statement may be obtained electronically at http://www.sec.gov.
                                            ------------------

In connection with the offering, Salomon Smith Barney Inc. is acting as the sole book-running manager and a joint lead manager, J.P. Morgan Securities Inc. is acting as a joint lead manager, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC are acting as co-managers.

Constellation Brands, Inc. is a leader in the production and marketing of branded beverage alcohol products in North America and the United Kingdom and is a leading drinks wholesaler in the United Kingdom. As the second largest supplier of wine, the second largest importer of beer and the fourth largest supplier of distilled spirits, Constellation Brands, Inc., is the largest single-source supplier of these products in the United States. With its broad product portfolio, composed of brands in all major beverage alcohol categories, Constellation is distinctly positioned to satisfy an array of consumer preferences. Leading brands in Constellation's portfolio include: Franciscan Oakville Estate, Simi, Estancia, Almaden, Arbor Mist, Black Velvet, Fleischmann's, Schenley, Ten High, Stowells of Chelsea, Blackthorn and the number one imported beer, Corona Extra.

Constellation makes forward-looking statements from time to time and desires to take advantage of the "safe harbor" which is afforded such statements under the Private Securities Litigation Reform Act of 1995. The statements set forth in this press release, which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. There can be no assurance that any forward-looking statement in this press release will be realized or that actual results will not be significantly higher or lower than set forth in or implied by such forward-looking statement. For risk factors associated with Constellation and its business, please refer to our Securities and Exchange Commission filings.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CONSTELLATION BRANDS, INC.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Executive Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Finance Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        ROBERTS TRADING CORP.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, President and
                                             Treasurer

                                        CANANDAIGUA B.V.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Chief
                                             Financial Officer


                                        FRANCISCAN VINEYARDS, INC.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        ALLBERRY, INC.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        CLOUD PEAK CORPORATION

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        M.J. LEWIS CORP.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        MT. VEEDER CORPORATION

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        BARTON INCORPORATED

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        BARTON BRANDS, LTD.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON CANADA, LTD.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        STEVENS POINT BEVERAGE CO.

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  February 16, 2001               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None